UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 19, 2007


                              GAMCO INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

         New York                        1-14761                  13-4007862
      (State or other            (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)

      One Corporate Center, Rye, NY                                   10580
(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code (914) 921-3700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     Item 5.02. Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

          On June 19, 2007, GAMCO Investors, Inc. ("GAMCO") decided to commence a search for a new Chief Financial Officer. John C. Ferrara, who has been serving as interim Chief Financial Officer since May 2006, will continue serving in this position until July 15, 2007. Mr. Ferrara will be available to GAMCO as a consultant through the end of the year.

          On June 22, 2007, GAMCO issued a press release announcing that it will be conducting a search for a new Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.


     Item 9.01. Financial Statements and Exhibits.

          Exhibits

          99.1 GAMCO's Press Release, dated June 22, 2007.

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                                  Exhibit Index
                                  -------------

Exhibit No.                Description
-----------                -----------
99.1                       GAMCO's Press Release, dated June 22, 2007

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GAMCO Investors, Inc.

                                       By:        /s/ Douglas R. Jamieson
                                           -------------------------------------
                                                     Douglas R. Jamieson
                                           President and Chief Operating Officer


Date: June 22, 2007
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